                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule14a-12

                       TRANSACT TECHNOLOGIES INCORPORATED
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                       TRANSACT TECHNOLOGIES INCORPORATED
                                  7 LASER LANE
                         WALLINGFORD, CONNECTICUT 06492

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 2004

     Notice is hereby given that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of TransAct Technologies Incorporated (the "Company"), a Delaware corporation, will be held on Wednesday, May 26, 2004, at 11:30 a.m. Eastern Daylight Saving Time, at The Century Club, 7 W. 43rd Street, New York, New York 10036 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect one director to serve until the 2007 Annual Meeting of Stockholders or until the director's successor has been duly elected and qualified;

     (2) To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2004; and

     (3) To transact such other business as may legally come before the Annual Meeting.

     Stockholders of record at the close of business on April 16, 2004 are entitled to notice of and to vote at the Annual Meeting. The transfer books will not be closed for the Annual Meeting.

                                          By Order of the Board of Directors,

                                          RICHARD L. COTE
                                          Secretary

Wallingford, Connecticut
April 23, 2004

                            YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE COMPANY REQUESTS THAT YOU FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION IS APPRECIATED.

                       TRANSACT TECHNOLOGIES INCORPORATED
                                  7 LASER LANE
                         WALLINGFORD, CONNECTICUT 06492

                       PROXY STATEMENT FOR ANNUAL MEETING
                   OF STOCKHOLDERS TO BE HELD ON MAY 26, 2004

     This Proxy Statement is being furnished to the stockholders of TransAct Technologies Incorporated (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held on May 26, 2004, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement, the foregoing Notice of Annual Meeting, the enclosed form of proxy and the Company's 2003 Annual Report to Stockholders are first being mailed or given to stockholders on or about April 26, 2004.

                      SOLICITATION AND REVOCATION OF PROXY

     Any stockholder who executes and returns the enclosed proxy has the power to revoke the same anytime prior to its being voted. The shares represented by the proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it not votable. The proxy is in ballot form so that a specification may be made to grant or withhold authority to vote for the election of directors and to indicate separate approval or disapproval as to the other matter presented to stockholders. All of the proposals will be presented by the Board of Directors. The shares represented by the proxy will be voted for the election of the director named thereon, unless authority to do so is withheld. With respect to the other proposals presented to stockholders by the Board of Directors, the shares represented by the proxy will be voted in accordance with the specification made. Where a choice is not so specified, the shares represented by the proxy will be voted for the proposal. In addition, the proxy confers discretionary authority to vote on any matter properly presented at the Annual Meeting which is not known to the Company as of the date of this Proxy Statement.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record on April 16, 2004 are entitled to vote at the Annual Meeting. Holder of Common Stock are entitled to cast one vote for each share of Common Stock and holders of Series B Preferred Stock are entitled to cast
166.665 votes for each share of Series B Preferred Stock they hold on April 16, 2004. There were 9,152,117 shares of Common Stock and 4,000 shares of Series B Preferred Stock issued and outstanding and entitled to vote at the close of business on April 16, 2004. Shares representing a majority of the votes entitled to be cast at the Annual Meeting, present in person or represented by proxy, will constitute a quorum to transact business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information known to the Company regarding the beneficial ownership of the Company's common stock as of April 16, 2004 by:
(i) each person known by the Company to own beneficially more than 5% of the Company's common stock or Series B Preferred Stock; (ii) each director or nominee for director of the Company; (iii) each current executive officer of the Company named in the Summary Compensation Table; and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated, each of the persons named in the table has sole voting power and sole dispositive power with respect to the shares set forth opposite such person's name. The number of shares of Common Stock shown in the following table reflects the impact of a 3-for-2 stock dividend distributed by the Company on April 2, 2004.

                                                                 SHARES
                                                              BENEFICIALLY    PERCENT OF
NAME OF BENEFICIAL OWNER                                         OWNED          CLASS
------------------------                                      ------------    ----------
COMMON STOCK
Bart C. Shuldman(1).........................................     333,447         3.56%
  7 Laser Lane
  Wallingford, CT 06492
Graham Y. Tanaka(2).........................................     324,597         3.53%
Charles A. Dill(3)..........................................     203,506         2.21%
Richard L. Cote(4)..........................................     147,057         1.59%
Thomas R. Schwarz(5)........................................     124,030         1.35%
Michael S. Kumpf(6).........................................      67,413            *
James B. Stetson(7).........................................      14,250            *
Steven A. DeMartino(8)......................................      47,550            *
All current directors and executive officers as a group (8
  persons)(9)...............................................   1,261,850        13.03%
Janus Capital Management LLC(10)............................     592,200         6.47%
  100 Fillmore Street
  Denver, CO 80206-4923
Husic Capital Management(11)................................     721,600         7.88%
  555 California Street, Suite 2900
  San Francisco, CA 94104

SERIES B PREFERRED STOCK
Janus Capital Management LLC(12)............................       2,000        50.00%
Swiftcurrent Partners, LP(13)...............................         540        13.50%
Swiftcurrent Offshore, Ltd.(13).............................         460        11.50%
SLS Investors, LP(14).......................................         267         6.68%
SLS Offshore, Ltd.(14)......................................         733        18.32%

---------------

  *  Less than 1% of the outstanding Common Stock.

 (1) Includes 78,634 owned jointly with Mr. Shuldman's spouse, 1,500 shares owned by his spouse in an individual retirement account, 4,800 shares owned by his minor children and 3,750 shares owned by his mother. Also includes 37,500 unvested shares of restricted stock of the Company and 207,262 shares subject to options exercisable within 60 days of April 16, 2004 granted under the Company's 1996 Stock Plan.

 (2) Includes 45,750 shares subject to options exercisable within 60 days of April 16, 2004 granted under the Company's Non-Employee Directors' Stock Plan and 7,065 shares deemed beneficially owned by Mr. Tanaka for the benefit of his children.

 (3) Includes 45,750 shares subject to options exercisable within 60 days of April 16, 2004 granted under the Non-Employee Directors' Stock Plan. Also includes 85,821 shares with respect to which Mr. Dill is the trustee for the benefit of his parent and 1,500 shares owned by his spouse.

 (4) Includes 22,165 shares owned jointly with Mr. Cote's spouse and 16 shares held as custodian for his child. Also includes 750 unvested shares of restricted stock of the Company and 124,125 shares subject to options exercisable within 60 days of April 16, 2004 granted under the 1996 Stock Plan.

 (5) Includes 45,750 shares subject to options exercisable within 60 days of April 16, 2004 granted under the Non-Employee Directors' Stock Plan. Also includes 1,500 shares deemed to be beneficially owned by Mr. Schwarz in his capacity as trustee of a trust for the benefit of his granddaughter and 1,500 shares beneficially owned by his daughter, as to which shares he disclaims beneficial ownership, and 3,975 shares owned by his spouse.

 (6) Includes 7,500 unvested shares of restricted stock of the Company and 34,312 shares subject to options exercisable within 60 days of April 16, 2004 granted under the 1996 Stock Plan.

 (7) Includes 9,000 unvested shares of restricted stock of the Company and 3,750 shares subject to options exercisable within 60 days of April 16, 2004 granted under the 1996 Stock Plan.

 (8) Includes 13,999 unvested shares of restricted stock of the Company and 26,550 shares subject to options exercisable within 60 days of April 16, 2004 granted under the 1996 Stock Plan.

 (9) Includes 68,749 unvested shares of restricted stock of the Company and 557,350 shares subject to options exercisable within 60 days of April 16, 2004 granted under the 1996 Stock Plan and the Non-Employee Directors' Stock Plan.

(10) Based on information provided in a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 17, 2004 by Janus Capital Management LLC ("Janus Capital") and Janus Venture Fund, Janus Capital is an investment adviser and indirect majority owner of two other investment advisers, Enhanced Investment Technologies LLC and Bay Isle Financial LLC, and such entities have sole voting power and sole dispositive power over 592,200 shares of the Company's Common Stock, including 540,097 shares of Common Stock with respect to which Janus Venture Fund, a registered investment company to which Janus Capital provides investment advice, has sole voting power and sole dispositive power.

(11) Based on information provided in a Schedule 13G filed with the SEC on February 10, 2004 by Husic Capital Management ("Husic Capital"), Frank J. Husic and Co. ("Husic Co.") and Frank J. Husic ("Husic"), Husic Capital is an investment adviser whose sole general partner is Husic Co. which in turn is wholly-owned by Husic, and such parties have sole voting power and sole dispositive power over 721,600 shares of the Company's Common Stock.

(12) Based on a telephone conversation with a representative of Janus Capital on April 12, 2004, Janus Capital has sole voting power and sole dispositive power over 2,000 shares of the Company's Series B Preferred Stock Common Stock as a result of providing investment advice to Janus Venture Fund, a registered investment company which has sole voting power and sole dispositive power over such shares.

(13) Based on a telephone conversation with a representative of Swiftcurrent Partners, LP and Swiftcurrent Offshore, Ltd. on April 13, 2004, the entities are related private investment companies that have sole voting power and sole dispositive power over the shares of the Company's Series B Preferred Stock reflected in the table above.

(14) Based on a telephone conversation with a representative of SLS Investors, LP and SLS Offshore, Ltd. on April 13, 2004, the entities are related private investment companies that have sole voting power and sole dispositive power over the shares of the Company's Series B Preferred Stock reflected in the table above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's common stock to file with the SEC and the Nasdaq Stock Market reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company and to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, or written representations that no other reports were required to be filed by those persons, the Company believes that, during the fiscal year ended December 31, 2003, all such reports were timely filed. Subsequent to the end of such fiscal year (i) Messrs. Shuldman, Cote, Kumpf, Stetson and DeMartino received grants of restricted stock as of January 2, 2004 which were reported late on Form 4 on February 10, 2004, and (ii) Mr. Kumpf exercised an employee stock option and sold shares of the underlying Common Stock on March 24, 2004 which was reported late on Form 4 on March 30, 2004.

                              CORPORATE GOVERNANCE

     The Company strives to maintain corporate governance practices that benefit the long-term interests of the Company's stockholders by clearly outlining our duties and responsibilities, providing a framework for active and fruitful discussions among the members of our Board of Directors and between the Board and management, and avoiding conflicts of interest and other legal and ethical problems. Accordingly, the Company's corporate governance practices are designed not only to satisfy regulatory requirements, but also to provide for effective management of the Company.

RECENT DEVELOPMENTS

     Recently, the Board completed a total review of its corporate governance practices, which resulted in the adoption of a written charter for our Compensation Committee, now known as the Compensation and Corporate Governance Committee, which provides that the Committee will have responsibility for general oversight of the Company's corporate governance practices and for periodically recommending revisions to the Board.

     The Board also adopted a set of Corporate Governance Principles to serve as a framework for the way the Board and its Committees will operate. In addition, the Board revised the charter of its Audit Committee; adopted a new written charter for its Nominating Committee; adopted a more detailed policy on director nominations (including nominations from stockholders) to implement the principles set forth in the Corporate Governance Principles; adopted a policy on stockholder communications with the Board; and enacted written Standards of Business Conduct to provide ethics guidelines to the Company directors, officers and employees.

     Information on the Company's corporate governance practices is available to the public under "Corporate Governance" on the Company's website at www.transact-tech.com. The information on the website includes the Company's Corporate Governance Principles, the charters of the Board's Committees, and the Company's Standards of Business Conduct.

     The remainder of this section of the Proxy Statement summarizes the key features of the Company's corporate governance practices:

BOARD SIZE

     The Corporate Governance Principles provide that the Board should generally have between five and ten members. In establishing the appropriate number of directors, the Board and the Compensation and Corporate Governance Committee consider (i) resignations and retirements from the current Board, (ii) the availability of appropriate, qualified candidates, and (iii) the goal of assuring that the Board is small enough to facilitate active discussions and decision-making while, at the same time, is large enough to provide an appropriate mix of continuity, experience, skills and diversity so that the Board and its Committees can effectively perform their responsibilities.

     In light of the recent resignation of one of the Company's directors and the decision of Richard L. Cote, a director and the Company's Executive Vice President, Chief Financial Officer, Treasurer and Secretary, to retire from the Company and accordingly not to stand for re-election as a director at this year's Annual Meeting, the Board expects to drop below what it considers an ideal minimum number of directors. The Board's Nominating Committee is actively seeking qualified candidates and it is the Board's hope to rectify this situation as soon as possible.

CRITERIA FOR MEMBERSHIP ON THE BOARD

     The Board and its Nominating Committee consider a number of different factors in selecting nominees for director. Some of these factors, such as integrity, are applied uniformly to all prospective candidates. Others, such as specific industry experience, may be adopted on a case by case basis by the Board and the Nominating Committee based on the Company's business needs at the time a nomination is under consideration. The Nominating Committee and the Board of Directors apply the same criteria to each candidate for a particular position on the Board, regardless of whether the candidate is proposed by a stockholder or some other source. Specific criteria considered by the Nominating Committee and the Board include:

     Independence. The Board of Directors, in its Corporate Governance Principles and Committee charters, has established a policy that a substantial majority of the directors be "independent" members of the Board. The Nominating Committee and the Board consider the independence of each prospective director before election and further consider the independence of all continuing directors on at least an annual basis. Excluding Mr. Cote whose terms as a director will expire at the Annual Meeting, the Board has determined that three of the four continuing directors (or 75% of the Board), including Graham Y. Tanaka who has been renominated for election to the Board at this year's Annual Meeting, are independent in accordance with the Company's criteria. The Board applies the following criteria in determining independence, which criteria are derived from Nasdaq's listing standards as well as certain additional requirements that are imposed on certain Committee members under the rules and regulations of the Securities and Exchange Commission and the Internal Revenue
Service:

     - Independent Judgment. The director must not have any relationship with the Company that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making this determination, the Board considers all relevant facts and circumstances, including commercial, charitable and family relationships that might have an impact on the director's judgment.

     - Employment. The director must not have been an employee of the Company at any time during the past three years. In addition, a member of the director's immediate family (including the director's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in the director's home) must not have been an executive officer of the Company during the past three years.

     - Other Payments. Neither the director nor a member of his or her immediate family member may have received payments of more than $60,000 per year from the Company during the current or any of the past three years, except for director fees, payments arising solely from investments in the Company's securities, benefits under certain Company plans and non-discretionary compensation, certain permitted loans and compensation paid to a family member who is not an executive officer of the Company.

     - Auditor Affiliation. Neither the director nor a member of his or her immediate family may be a current partner of the Company's independent auditors or have been a partner or employee of the Company's independent auditors who worked on the Company's audit at any time during the past three years.

     - Interlocking Directorships. Neither the director nor any member of his or her immediately family may be employed as an executive officer by another entity where, at any time during the past three years, any of the Company's executive officers served on the compensation committee.

     - Transactions. Neither the director nor any member of his or her immediately family may be a partner in, or a controlling shareholder or executive officer of, any organization that, during the current or any one of the past three years, received payments from the Company, or made payments to the Company, for property or services that exceed the greater of $200,000 or 5% of the recipient's annual consolidated gross revenues for such year (excluding payments arising solely from investments in the Company's securities or paid under a non-discretionary charitable matching program).

     - Additional Standards for Audit Committee Members. Any director who serves of the Board's Audit Committee may not, directly or indirectly, have received any consulting, advisory or other compensatory fee from the Company (other than certain retirement benefits and deferred compensation) or be an affiliate of the Company (except as a director, but including by way of stock ownership). In addition, no such director may have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

     Overall Board Composition. The Board of Directors believes it is important to consider the professional skills and background, experience in relevant industries, age and diversity of its directors in light of the Company's current and future business needs.

     Personal Qualities. Each director must possess certain personal qualities, including integrity, judgment and business acumen. In addition, each director must be no older than 75 years of age at the time of nomination or renomination.

     Commitments. Each director must have the time and ability to make a constructive contribution to the Board. While the Board does not believe it is appropriate to establish a single standard regarding the number of other boards on which a director may sit, this is a factor that may be considered in reviewing a candidate's suitability.

     Additional Criteria for Incumbent Directors. During their terms, all incumbent directors on the Company's Board are expected to have regular attendance at Board and Committee meetings; to stay informed about the Company and its business; to participate in discussions of the Board and its Committees; to take an interest in the Company's business and provide advice and counsel to the Company's Chief Executive Officer; and to comply with the Company's Corporate Governance Principles and other applicable policies.

     Regulatory Requirements. The Board must have directors who meet the criteria established from time to time by The Nasdaq Stock Market, the Securities and Exchange Commission, the Internal Revenue Service and other applicable regulatory entities for service on the Board and its Committees.

DIRECTOR NOMINATION PROCESS

     Under its charter, the Nominating Committee is responsible for identifying, reviewing and recommending individuals to the Board for nomination or election as directors. This typically involves the following steps:

     - Specific Criteria. The Nominating Committee and the Board review the overall composition of the Board in light of the Company's current and expected business needs and, as a result of such assessments, may establish specific qualifications that the Committee will seek in Board candidates.

     - Identifying New Candidates. The Committee may seek to identify new candidates for the Board (i) who possess the desired qualifications, and
       (ii) who satisfy the other requirements for Board service. In identifying new director candidates, the Committee may seek advice and names of candidates from Committee members, other members of the Board, members of management, and other public and private sources. The Committee may also, but need not, retain a search firm in order to assist it in these efforts.

     - Reviewing New Candidates. The Committee reviews the potential new director candidates identified through this process. This involves reviewing the candidates' qualifications and conducting an appropriate background investigation. The Committee may also select certain candidates to be interviewed by one or more Committee members.

     - Reviewing Incumbent Candidates. On an annual basis, the Committee also reviews incumbent candidates for renomination to the Board. This review involves an analysis of the criteria described above that apply to incumbent directors.

     - Recommending Candidates. The Nominating Committee recommends a slate of candidates for the Board of Directors to submit for approval to the stockholders at the Annual Meeting. This slate of candidates may include both incumbent and new nominees. In addition, apart from this annual process, the Committee may, in accordance with the Corporate Governance Principles, recommend that the Board elect new members of the Board who will serve until the next annual stockholders meeting. At the time of making any recommendation to the Board, the Committee reports on the criteria that were applied in making the recommendation and its findings concerning each candidate's qualifications.

     - Stockholder Nominations Submitted to the Committee. Stockholders may also submit names of director candidates, including their own, to the Nominating Committee for its consideration. The process for stockholders to use in submitting suggestions to the Nominating Committee is set forth below at "Procedures for Submitting Stockholder Proposals -- Procedures for Submitting Director Nominations and Recommendations."

BOARD RESPONSIBILITIES

     The Board's primary responsibility is to maximize long-term stockholder value. The Board selects the senior management of the Company, monitors senior management's and the Company's performance, and provides advice and counsel to senior management. Among other things, at least annually, the Board reviews the Company's strategy and approves a business plan and budget for the Company. In fulfilling the Board's responsibilities, directors have full access to the Company's management, auditors and outside advisors.

BOARD MEETINGS AND EXECUTIVE SESSIONS

     The Board of Directors not only holds regular quarterly meetings, but also holds at least one special-purpose meeting each year to review the Company's strategy, to approve its annual business plan and annual budget, and to act on matters relating to the Company's Annual Meeting and filings with the Securities and Exchange Commission.

     Non-employee directors meet by themselves in executive sessions, without management or employee directors present, at every regularly scheduled Board meeting. In addition, the non-employee directors and independent directors may convene additional executive sessions at any time.

     These executive sessions are led by the Chair of the committee that is responsible for the subject matter at issue (e.g., the Audit Committee Chair would lead a discussion of audit-related matters). When it is not clear which committee has specific responsibility for the subject matter, the Chair of the Compensation and Corporate Governance Committee presides.

COMMITTEES OF THE BOARD

     The Board has four standing committees: the Audit Committee, the Compensation and Corporate Governance Committee, the Nominating Committee and the Executive Committee.

     Each Committee, except the Executive Committee, is composed entirely of independent directors and operates under a written charter. The Chair of each Committee is elected by the Board. Each Committee, except the Executive Committee, holds regular executive sessions at which only Committee members are present. Each Committee is authorized to retain its own outside counsel and other advisors as it desires.

     As noted above, charters for the Audit Committee, the Compensation and Corporate Governance Committee, and the Nominating Committee are available on the Company's website, but a brief summary of the committees' responsibilities follows:

     Audit Committee. The Audit Committee is responsible for assisting the Board in fulfilling its responsibilities to oversee the quality and integrity of the Company's financial statements and accounting practices, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's independent auditor and internal audit function.

     Nominating Committee. The Nominating Committee is responsible for assisting the Board in carrying out its responsibilities relating to the composition of the Board, including identifying, reviewing and recommending candidates to the Board for nomination or election as directors.

     Compensation and Corporate Governance Committee. The Compensation and Corporate Governance Committee is responsible for assisting the Board in carrying out its responsibilities relating to executive compensation, the Company's corporate governance practices, CEO performance review and succession planning, director compensation, Board and Committee performance evaluation and stockholder communication matters.

     Executive Committee. The Executive Committee meets between scheduled meetings of the Board of Directors and has the power and authority of the Board, except as limited by the Company's By-Laws.

BOARD AND COMMITTEE PERFORMANCE EVALUATIONS

     The Board of Directors conducts periodic evaluations of its composition, responsibilities, structure, processes and effectiveness. Each Committee of the Board conducts a similar evaluation with respect to such Committee. These evaluations are conducted under the auspices of the Compensation and Corporate Governance Committee.

STANDARDS OF BUSINESS CONDUCT

     In order to help assure the highest levels of business ethics at the Company, the Board of Directors has adopted the Company's Standards of Business Conduct, which apply to the Company's directors, officers and employees. The Standards of Business Conduct provide an overview of the Company's policies pertaining to employee conduct in the workplace, regulatory compliance and investigations; the Company's relationships with its customers, vendors, competitors and the public; insider trading; conflicts of interest; lobbying; political activities and contributions; accuracy of books, records and financial statements; confidentiality; and the protection of all who come forward to report suspected violations of the Standards. In addition, with respect to the Company's officers who are responsible for financial reporting, including the Chief Executive Officer, Chief Financial Officer and Controller, the Standards of Business Code are designed to act as a code of ethics that are designed to promote honest and ethical conduct and mandate that these officers avoid conflicts of interest and disclose any relationship that could give rise to a conflict, protect the confidentiality of non-public information about the Company, work to achieve responsible use of the Company's assets and resources, comply with all applicable governmental rules and regulations and promptly report any possible violation of the Standards. In addition, the Standards require that these individuals promote full, fair, understandable and accurate disclosure in the Company's publicly filed reports and other public communications and sets forth standards for accounting practices and records. Individuals to whom the Standards of Business Conduct apply are held accountable for their adherence to it. Failure to observe the terms of the Standards of Business Conduct can result in disciplinary action (including termination of employment).

                            1. ELECTION OF DIRECTORS

     The Board of Directors currently consists of five directors and is divided into three classes. The directors are elected by the holders of the Company's Common Stock to serve three-year terms.

     The holders of the Company's Series B Preferred Stock historically held the right to elect one director to serve a three-year term. As a result of the transfer of all of the outstanding shares of Series B Preferred Stock on March 9, 2004 this right lapsed.

     Richard L. Cote, the Company's Executive Vice President, Chief Financial Officer, Treasurer, Secretary and a director of the Company since its founding in June 1996, has announced his intention to retire as an officer of the Company. Mr. Cote, whose term will expire at the Annual Meeting, has also decided not to stand for re-election to the Board of Directors.

     At the Annual Meeting, one person is to be elected to hold office as a director until the 2007 Annual Meeting of Stockholders or until successor is duly elected and qualified. In the absence of instructions to the contrary, the persons named in the accompanying proxy will vote such proxy "FOR" the election of the nominee named below. Should the nominee become unavailable, which is not anticipated, it is intended that proxies will be voted for the election of such other person, if any, as the Board of Directors may recommend in place of such nominee.

DIRECTOR INDEPENDENCE AND QUALIFICATIONS

     The Board of Directors has determined that this year's director nominee and two of the three directors whose term of office will extend beyond this year's Annual Meeting are "independent" within the criteria established under the Company's Corporate Governance Principles. See "Corporate Governance -- Criteria for Membership on the Board." In addition, the Board has determined that each such director is financially literate and possesses the high level of skill, experience, reputation and commitment that is mandated by the Board.

INFORMATION CONCERNING NOMINEE FOR ELECTION AS DIRECTOR WHOSE TERM WILL EXPIRE AT THE 2007 ANNUAL MEETING

     Graham Y. Tanaka, 56, has been a director of the Company since its formation in June 1996. Mr. Tanaka has been President of Tanaka Capital Management, Inc., an investment management firm, since 1986. From 1989 until 1996, Mr. Tanaka was a limited partner of McFarland Dewey & Co., a financial advisor to the Company. He is a director of Tanaka Fund Advisers and Tanaka Capital Management.

VOTE REQUIRED

     The election of Graham Y. Tanaka as a director of the Company requires the affirmative vote of the holders of a plurality of the votes of the Company's Common Stock and Series B Preferred Stock, voting together as a single class, present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares and broker non-votes with respect to the election of directors will be included in determining the presence of a quorum at the Annual Meeting but will not be included in determining whether the nominee has received the vote of such plurality.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF GRAHAM Y. TANAKA AS A DIRECTOR OF THE COMPANY.

INFORMATION CONCERNING DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2005 ANNUAL MEETING

     Thomas R. Schwarz, 67, has been a director of the Company since its formation in June 1996 and Chairman of the Board from June 1996 to February 2001. Mr. Schwarz was Chairman and Chief Executive Officer of Grossman's Inc., a retailer of building materials, from 1990 until his retirement in 1994. From 1980 to 1990, he was President, Chief Operating Officer and a director of Dunkin' Donuts Incorporated, a food service company. Mr. Schwarz is a director of Progressive Software, Tanaka Growth Fund, Lebhar-Friedman Publishing Company and Yorkshire Global Restaurants.

     Bart C. Shuldman, 47, has been Chief Executive Officer, President and a director of the Company since its formation in June 1996 and Chairman of the Board since February 2001. Previously, Mr. Shuldman was Vice President of Sales and Marketing of Magnetec Corporation, a former subsidiary of Tridex, from April 1993 to August 1993, and served as President of Magnetec and later the combined operations of Magnetec and Ithaca Peripherals Incorporated, another former Tridex subsidiary, from August 1993 to June 1996. Prior to joining Magnetec, he held several management positions with Mars Electronics International, a division of Mars, Incorporated, from 1989 to 1993, including serving as Business Manager for the North American Amusement, Gaming and Lottery operations. From 1979 to 1989, he held manufacturing and sales management positions with General Electric Company.

INFORMATION CONCERNING DIRECTOR WHOSE TERM WILL EXPIRE AT THE 2006 ANNUAL
MEETING

     Charles A. Dill, 64, has been a director of the Company since its formation in June 1996. Mr. Dill has been a General Partner of Gateway Associates, a venture capital firm, since 1996. From 1991 to 1995, Mr. Dill served as President, Chief Executive Officer and a director of Bridge Information Systems, Inc. Mr. Dill currently serves as a director of Zoltek Companies, Inc., Stifel Financial Corp. and DT Industries, Inc.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During the year ended December 31, 2003, the Board of Directors held six meetings. Each director attended all of the meetings of the Board of Directors and of the Committees of the Board of Directors on which such director served, except Jeffrey T. Leeds, a former director of the Company, who attended only 47% of such meetings. The Company strongly encourages all of the directors to attend the Annual Meeting of Stockholders. Last year, all of the directors, except Jeffrey T. Leeds, attended the Annual Meeting.

     The standing committees of the Board of Directors are the Audit Committee, the Compensation and Corporate Governance Committee, the Nominating Committee and the Executive Committee.

     The Audit Committee is comprised of Messrs. Charles A. Dill, Thomas R. Schwarz and Graham Y. Tanaka, with Mr. Dill serving as Chair. As discussed above under "Corporate Governance -- Criteria for Membership on the Board", the Board has determined that each member of the Audit Committee is an independent director and meets the financial literacy requirements of The Nasdaq Stock Market to serve on the Committee. In addition, the Board has determined that Mr. Dill is an "audit committee financial expert" as defined under the rules of the Securities and Exchange Commission. The Audit Committee operates under a written charter, which was revised in March 2004 and is attached to this Proxy Statement as Appendix A. The Audit Committee met four times during 2003.

     The Compensation and Corporate Governance Committee is comprised of Messrs. Charles A. Dill, Thomas R. Schwarz and Graham Y. Tanaka, with Mr. Schwarz serving as Chair. The Compensation and Corporate Governance Committee operates under a written charter, which was adopted in March 2004 and is posted on the Company's website. See "Corporate Governance -- Recent Developments." The Compensation and Corporate Governance Committee met five times during 2003.

     The Nominating Committee is comprised of Messrs. Charles A. Dill, Thomas R. Schwarz and Graham Y. Tanaka, with Mr. Tanaka serving as Chair. The Nominating Committee operates under a written charter, which was adopted in March 2004 and is posted on the Company's website. See "Corporate Governance -- Recent Developments." The Nominating Committee did not meet during 2003.

     The Executive Committee is comprised of Messrs. Charles A. Dill, Thomas R. Schwarz, Bart C. Shuldman and Graham Y. Tanaka. The Executive Committee did not meet during 2003.

AUDIT COMMITTEE REPORT

     Under its charter, the Audit Committee is responsible for assisting the Board in fulfilling its responsibilities to oversee the quality and integrity of the Company's financial statements and accounting practices, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's independent auditor and internal audit function.

     In connection with its duties, the Audit Committee has taken the following actions:

     - It has reviewed and discussed the audited financial statements with management.

     - It has discussed with the independent auditors, which are responsible for expressing an opinion on the financial statements in accordance with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

     - It has received from the independent auditors the written disclosures describing any relationships between the independent auditors and the Company and the letter confirming their independence required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors matters relating to their independence.

     - Based on its review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for the year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for filing with the SEC.

                                          AUDIT COMMITTEE

                                          Charles A. Dill, Chairman
                                          Thomas R. Schwarz
                                          Graham Y. Tanaka

COMPENSATION OF DIRECTORS

     During the year ended December 31, 2003, each outside director of the Company received as compensation for services rendered (i) a retainer of $2,000 for each fiscal quarter served as director, (ii) $750 for each Board of Directors meeting attended, (iii) $300 for each Board of Directors committee meeting attended, (iv) $250 for each telephonic Board of Directors meeting, and
(v) $100 for each telephonic committee meeting. Chairs of committees received $600 for each committee meeting attended and $200 for each telephonic meeting. Directors are reimbursed expenses incurred in attending meetings.

     Pursuant to the terms of the Company's Non-Employee Directors' Stock Plan (the "Directors' Plan"), each non-employee director receives a non-qualified option to purchase 7,500 shares of common stock upon his or her initial election to the Board of Directors. Thereafter, each director who is not an employee of the Company receives an annual grant of a non-qualified option to purchase 11,250 shares of common stock. Each option is granted at an exercise price equal to 100% of the fair market value of the common stock on the date of grant, expires ten years from the date of grant, and becomes exercisable at a rate of 20% per year on the first through fifth anniversaries of the date of grant. In the event of a change-in-control, stock options awarded under the Directors' Plan not previously exercisable shall become fully exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 23, 1999, the Company loaned Bart C. Shuldman, the Chairman, Chief Executive Officer and President of the Company, $330,000 to fund his purchase in the market of 104,000 shares of the Company's common stock. Mr. Shuldman pledged 93,423 of the shares purchased with the loan proceeds and 50,000 shares of restricted common stock as security for the promissory note. The principal and any unpaid interest under the note were due in a balloon payment five years after the date of the loan. The interest rate on the note was calculated based on the Company's average variable lending rate under its primary credit facility. During 2002, interest was compounded and added to principal monthly and was payable at maturity. Thereafter, it was scheduled to accrue annually and to be payable at maturity. In June 2003, Mr. Shuldman repaid the loan in full.

                             EXECUTIVE COMPENSATION

     The following tables set forth information concerning the compensation earned by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers (the "Named Executive Officers") in 2003:

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                            COMPENSATION
                                                                       -----------------------
                                                                               AWARDS
                                                                       -----------------------      ALL
                                              ANNUAL COMPENSATION      RESTRICTED   SECURITIES     OTHER
                                              --------------------       STOCK      UNDERLYING    COMPEN-
                                     FISCAL   SALARY(1)     BONUS      AWARDS(3)    OPTIONS(4)   SATION(5)
NAME AND PRINCIPAL POSITIONS          YEAR       ($)         ($)          ($)          (#)          ($)
----------------------------         ------   ----------   -------     ----------   ----------   ---------
Bart C. Shuldman...................   2003     390,000     73,125            --           --      56,413
  Chairman, President and             2002     375,000     25,000            --      112,500       9,003
  Chief Executive Officer             2001     368,500         --            --       70,000       8,342

Richard L. Cote....................   2003     206,000     30,900            --           --      26,124
  Executive Vice President,           2002     198,000      7,500            --       65,000      10,785
  Chief Financial Officer,            2001     198,000         --        47,500       17,500      10,777
  Treasurer and Secretary

James B. Stetson(6)................   2003     174,720     58,633(2)         --           --      22,094
  Executive Vice President            2002     168,000     31,118(2)         --       25,000       8,030
  Sales and Marketing                 2001     151,333     60,181(2)         --        7.500       7,421

Michael S. Kumpf...................   2003     158,600     20,816            --           --      17,045
  Executive Vice President --         2002     152,555      6,000            --       24,500       7,838
  Engineering                         2001     152,555         --            --        3,500       7,415

Steven A. DeMartino................   2003     145,600     16,380            --           --      29,764
  Senior Vice President --            2002     140,000      5,000            --       38,000       5,060
  Finance and Information
     Technology                       2001     140,000         --        47,500        2,000       4,895

---------------

(1) None of the Named Executive Officers received perquisites or other personal benefits in an amount which exceeded 10% of their salary plus bonus during any fiscal year.

(2) A portion of the bonuses paid to Mr. Stetson represents commissions on sales by the Company and a portion of the bonus paid in 2001 represents a relocation bonus.

(3) All restricted stock awards were granted under the Company's 1996 Stock Plan. The value of the restricted stock awards is based on the closing market price of the Company's common stock on the date of grant. At the end of fiscal year 2003, the number of shares of common stock which remain subject to restricted awards and the value of such shares, based on the closing price of the Company's common stock of $24.35 on such date, were as follows: Mr. Shuldman held no shares of restricted stock; Mr. Cote: 5,000 shares and $121,750; Mr. Stetson: 2,000 shares and $48,700; and Mr.
    DeMartino: 4,333 shares and $105,509. The grants of shares of restricted stock in 2001 (i) to Mr. Cote vested in two equal installments beginning on the first anniversary of the date of grant; and (ii) to Mr. DeMartino vested in three equal installments beginning on the first anniversary of the date of grant. Currently, no dividends may be paid on shares of the Company's common stock.

(4) All options were granted under the Company's 1996 Stock Plan.

(5) For all the Named Executive Officers, these amounts consist of Company contributions under the Company's 401(k) Plan and other benefits, such as life and disability insurance. Also, for 2003, includes a one-time payment of accrued vacation as of December 31, 2002.

(6) Mr. Stetson was appointed Senior Vice President -- Worldwide Sales in February 2000 and Executive Vice President -- Sales and Marketing in November 2001.

            AGGREGATED OPTION EXERCISES IN 2003 AND FISCAL YEAR-END
                                 OPTION VALUES

                                                         NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                              SHARES                    UNDERLYING UNEXERCISED            IN-THE-MONEY
                            ACQUIRED ON     VALUE             OPTIONS AT                   OPTIONS AT
                             EXERCISE      REALIZED       FISCAL YEAR-END (#)          FISCAL YEAR-END($)
NAME                            (#)          ($)       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                        -----------    --------    -------------------------    -------------------------
Bart C. Shuldman..........    36,000       544,410          121,050/103,250            2,108,205/1,949,825
Richard L. Cote...........         0             0           92,500/43,000             1,679,875/809,613
James B. Stetson..........    29,000       421,194               --/26,000                    --/479,663
Michael S. Kumpf..........    21,950       154,525           24,367/15,183               405,797/288,358
Steven A. DeMartino.......    23,000       347,943           10,800/20,200               206,430/378,370

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     Under the terms of an Employment Agreement dated July 31, 1996 between Bart
C. Shuldman and the Company, Mr. Shuldman serves as President and Chief Executive Officer at the pleasure of the Board of Directors. If Mr. Shuldman's employment is terminated other than for cause, Mr. Shuldman shall be entitled to continue to receive (i) his annual base salary and all other benefits for two years from the date of termination and (ii) a pro rata portion of his annual target bonus amount for the year of termination. If Mr. Shuldman's employment is terminated other than for cause, or if Mr. Shuldman resigns for specified reasons, within one year of a change-in-control of the Company, Mr. Shuldman shall be entitled to continue to receive his annual base salary, annual target bonus and all benefits for a period of three years from the date of termination. In addition, the Company shall cause the immediate vesting of all stock options granted to Mr. Shuldman under the 1996 Stock Plan.

     Under the terms of an Employment Agreement dated July 31, 1996 between Richard L. Cote and the Company, Mr. Cote serves as Executive Vice President and Chief Financial Officer. If Mr. Cote's employment is terminated other than for cause, Mr. Cote shall be entitled to continue to receive (i) his annual base salary and all benefits for one year from the date of termination, and (ii) a pro rata portion of his annual target bonus for the year of termination. If Mr. Cote's employment is terminated other than for cause, or if Mr. Cote resigns for specified reasons, within one year of a change-in-control of the Company, Mr. Cote shall be entitled to continue to receive his annual base salary, annual target bonus and all benefits for a period of two years from the date of termination. In addition, the Company shall cause the immediate vesting of all options granted to Mr. Cote under the 1996 Stock Plan.

     Under the terms of Severance Agreements between the Company and James B. Stetson, Michael S. Kumpf and Steven A. DeMartino dated January 24, 2001, September 4, 1996, and January 21, 1998, respectively, if the employment of Mr. Stetson, Mr. Kumpf or Mr. DeMartino is terminated other than for cause, each executive shall be entitled to continue to receive, for six months following the date of termination, the annual base salary, a pro rata portion of the annual target bonus for the year of termination and all benefits which would otherwise have been payable to each of them. If the employment of Mr. Stetson, Mr. Kumpf or Mr. DeMartino is terminated other than for cause, or if they resign for specified reasons, within one year of a change-in-control of the Company, each shall be entitled to continue to receive his or her annual base salary, annual target bonus and all benefits for a period of one year from the date of termination. In addition, the Company shall cause the immediate vesting of all stock options granted under the 1996 Stock Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee, which is comprised of independent directors of the Company, is responsible for administering the Company's executive compensation policies. In connection with such responsibilities, the Compensation Committee establishes the general compensation policies for the Company, approves the hiring and termination of all executive officers and any staff reporting directly to the Chief Executive Officer of the Company and approves the compensation plans and specific compensation levels for all executive officers and any staff reporting directly to the Chief Executive Officer of the Company. The

Compensation Committee also approves the issuance of all awards to employees of the Company and its subsidiaries under the Company's 1996 Stock Plan and 2001 Employee Stock Plan.

  Compensation Policies and Goals

     The primary goals of the Company's compensation policies are to attract, retain, motivate and reward management of the Company and its operating units, while, at the same time, aligning their interests closely with those of the Company and its stockholders. The Company seeks to attract and retain management by offering a competitive total compensation package. To align the interests of management more closely with those of the Company as a whole and reward individual initiative and effort, the Company seeks to promote performance-based compensation where contribution to the Company as a whole is rewarded. Through the use of performance-based plans that reward attainment of operating unit or Company goals, the Company seeks to foster an attitude of teamwork. The Company also believes that the use of equity ownership is an important tool to ensure that the efforts of management are consistent with the objectives of its stockholders and seeks to promote increased ownership of the Company by management through the use of stock awards.

     The Compensation Committee has tried to achieve the above goals utilizing publicly available information regarding competitive compensation. The Compensation Committee utilizes an independent consultant to ensure that compensation for the Company's management is competitive, meets the above-stated objectives and is consistent for all members of management of the Company and its operating units.

  Compensation Components

     At present, the compensation of the executive officers of the Company consists of a combination of salary, cash bonuses, stock options, restricted stock and participation in the Company's 401(k) Plan, as well as the provision of medical and other personal benefits typically offered to corporate executives. The executive officers of the Company are parties to agreements which provide for severance payments under certain circumstances. These agreements for the Named Executive Officers are described above under "Employment Contracts, Termination of Employment and Change-In-Control Arrangements."

     Salaries: As of January 1, 2003, the base salaries of the Named Executive Officers were increased by 4% to keep them competitive with those of others in the industry. A further adjustment of 3% was approved on October 30, 2003, to be effective March 1, 2004, for all of the Named Executive Officers except Mr. Shuldman, the Chairman, President and Chief Executive Officer of the Company. The Compensation Committee targets the Chief Executive Officer's salary at the mean of that for the Company's peer group. Although the Compensation Committee did not approve an increase in Mr. Shuldman's annual base salary, this was done with the understanding that he would receive additional shares of restricted stock during fiscal 2004 in order to keep his total compensation package competitive with those of others in the industry.

     Cash Bonuses: The Company generally maintains an incentive compensation plan for all salaried employees of the Company and its operating units, including key executives, which provides for the payment of cash bonuses. Under the plan, the Board of Directors fixes an incentive target, as well as individual goals and objectives, for each employee at the beginning of the year and bonuses are paid shortly after the end of the year. During fiscal 2003, the Company achieved earnings per share performance that entitled the Named Executive Officers to receive certain bonuses with respect to such year.

     Stock Awards: Under the Company's 1996 Stock Plan and 2001 Employee Stock Plan, stock options and restricted stock are granted by the Compensation Committee. All salaried employees are granted an initial award of stock options on their date of hiring for a fixed number of shares depending on their level, which generally vests over three years. In each year following the initial award, eligible employees may be granted an annual award in varying amounts depending on their level and individual performance. However, during 2003 no options or shares of restricted stock were granted to the Named Executive Officers of the Company.

     Other Benefit Plans: Executive officers of the Company may participate in the Company's nondiscriminatory 401(k) Plan.

                                          COMPENSATION COMMITTEE

                                          Thomas R. Schwarz, Chairman
                                          Charles A. Dill
                                          Graham Y. Tanaka

                          CORPORATE PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock from December 31, 1998 through December 31, 2003, with the CRSP Total Return Index for the Nasdaq Stock Market (US) and the Nasdaq Computer Manufacturer Stocks Index. The graph assumes that $100 was invested on December 31, 1998 in each of the Company's common stock, the CRSP Total Return Index for the Nasdaq Stock Market (US) and the Nasdaq Computer Manufacturer Stocks Index and that all dividends were reinvested.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                TRANSACT TECHNOLOGIES INCORPORATED COMMON STOCK,
         THE CRSP TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKET (US),
               AND THE NASDAQ COMPUTER MANUFACTURER STOCKS INDEX

[PERFORMANCE LINE GRAPH]

----------------------------------------------------------------------------------------------------------------
                                     12/31/98     12/31/99     12/31/00     12/31/01     12/31/02     12/31/03
----------------------------------------------------------------------------------------------------------------
 TransAct Technologies
   Incorporated Common Stock         $100.00      $228.28      $158.47      $166.01      $143.07      $734.98
 CRSP Total Return Index for the
   Nasdaq Stock Market (US)          $100.00      $185.43      $111.83      $ 88.77      $ 61.37      $ 91.75
 Nasdaq Computer Manufacturer
   Stocks Index                      $100.00      $212.27      $121.27      $ 83.37      $ 55.24      $ 76.86

         2. RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                         INDEPENDENT AUDITORS FOR 2004

     The Audit Committee has selected PricewaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the 2004 fiscal year. This selection is being presented to the stockholders for ratification at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since the Company's formation.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

               POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED
                          BY THE INDEPENDENT AUDITORS

     The Audit Committee has established a policy requiring its pre-approval of all audit services and permissible non-audit services provided by the independent auditors, along with the associated fees for those services. The Policy provides for the annual pre-approval of specific types of services pursuant to policies and procedures adopted by the Audit Committee, and gives detailed guidance to management as to the specific services that are eligible for such annual pre-approval. The Policy requires the specific pre-approval of all other permitted services. For both types of pre-approval, the Audit Committee considers whether the provision of a non-audit service is consistent with the Securities and Exchange Commission's rules on auditor independence, including whether provision of the service (i) would create a mutual or conflicting interest between the independent auditors and the Company, (ii) would place the independent auditors in the position of auditing its own work,
(iii) would result in the independent auditors acting in the role of management or as an employee of the Company, or (iv) would place the independent auditors in a position of acting as an advocate for the Company. In addition, the Audit Committee considers whether the independent auditors are best positioned and qualified to provide the most effective and efficient service, based on factors such as the independent auditors' familiarity with the Company's business, personnel, systems or risk profile and whether provision of the service by the independent auditors would enhance the Company's ability to manage or control risk or improve audit quality or would otherwise be beneficial to the Company.

     The Audit Committee may delegate to one of its members the authority to address certain requests for pre-approval of services between meetings of the Committee, and such Committee member is required to report his or her pre-approval decisions to the Committee at its next regular meeting. The Policy is designed to ensure that there is no delegation by the Audit Committee of authority or responsibility for pre-approval decisions to management of the Company. The Audit Committee monitors compliance by management with the pre-approval policy by requiring management, pursuant to the Policy, to report to the Audit and Finance Committee on a regular basis regarding the pre-approved services rendered by the independent auditors.

                    INDEPENDENT AUDITORS' SERVICES AND FEES

     The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditors. Accordingly, the Audit Committee has appointed PricewaterhouseCoopers LLP to perform audit and other services for the Company. In addition, the Committee recently instituted revised procedures for the pre-approval by the Committee of all services provided by PricewaterhouseCoopers LLP. These pre-approval procedures, as amended, are described below under "Policy Regarding Pre-Approval of Services Provided by the Independent Auditors."

     The aggregate fees, including out-of-pocket expenses, billed by PricewaterhouseCoopers LLP to the Company for the years ended December 31, 2003 and 2002 are as follows:

                                                                2003       2002
                                                              --------   --------
Audit Fees(1)...............................................  $144,700   $102,600
Audit-Related Fees(2).......................................    13,500     10,000
Tax Fees(3).................................................    53,725     52,300
All Other Fees..............................................         0          0
                                                              --------   --------
Total Fees for Services Provided............................  $211,925   $164,900
                                                              ========   ========

---------------

(1) Audit Fees were for audit services, including (a) the annual audit (including required quarterly reviews), subsidiary audits and other procedures required to be performed by the independent auditors to be able to form an opinion on the Company's consolidated financial statements, (b) consultation with management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard-setting bodies, (c) international statutory audits, and (d) services that only the independent auditors reasonably can provide, such as services associated with SEC registration statements and periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

(2) Audit-Related Fees were for the audit of the Company's 401(k) Plan.

(3) Tax Fees were for preparation of tax returns and refund claims and assistance with tax audits.

     The Audit Committee has considered whether the provision of the above services other than Audit Fees is compatible with maintaining the auditors' independence and has determined that, in its opinion, they are compatible.

                                 VOTE REQUIRED

     The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for 2004 requires the affirmative vote of a majority of the votes of the Common Stock and Series B Preferred Stock, voting together as a single class, present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares with respect to voting on this matter will have the effect of a negative vote; broker non-votes with respect to voting on this matter will have no effect on the outcome of the vote. In the event stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR 2004.

                 STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Stockholder proposals submitted for inclusion in next year's proxy materials must be received by the Secretary of the Company on or before December 25, 2004. Proposals should be addressed to TransAct Technologies Incorporated, 7 Laser Lane, Wallingford, Connecticut 06492, Attention: Secretary.

       PROCEDURES FOR SUBMITTING DIRECTOR NOMINATIONS AND RECOMMENDATIONS

     Stockholders may nominate candidates for election to the Board of Directors if the proper nomination procedures specified in the Company's By-Laws are followed. All nominations by stockholders must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 nor more than 60 days prior to the meeting at which election of directors will take place; however, if less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, nominations will be timely if received not later than 10 days after notice was given or public disclosure was made. A stockholder's notice must set forth in writing (i) for each person proposed to be nominated, all information relating to each such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act, including such person's written consent to be named in the proxy and to serving as a director, and (ii) for the stockholder giving notice, the (x) name and address of such stockholder as they appear on the Company's books, and (y) the class and number of shares of the Company beneficially owned by such stockholder. The Nominating Committee will also consider any stockholder recommendation of a candidate for nomination by the Board if the stockholder submits his or her recommendation in accordance with the foregoing procedures.

         STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS POLICY

     Any stockholder wishing to communicate directly with members of the Board of Directors should do so in writing. All correspondence addressed to the Board as a whole, to its independent directors, to any of its Committees or Committee Chairs, or to individual Board members should be mailed to the following address:

    Board of Directors/Independent Directors/Committee/Director
     c/o Secretary
     TransAct Technologies Incorporated
     7 Laser Lane
     Wallingford, Connecticut 06492

     - You are welcome to communicate anonymously or confidentially.

     - All correspondence addressed to an individual director or Committee Chair, and marked "Confidential", will be collected in the office of the Secretary and forwarded unopened to the individual director.

     - Other correspondence will be opened by the Secretary, reviewed, copied and directed as follows:

      - Concerns regarding the Company's accounting, internal accounting controls or auditing matters will be referred to the members of the Audit Committee.

      - Nominations or recommendations of candidates for election to the Board of Directors will be referred to members of the Nominating Committee.

      - Other correspondence will be copied by the Secretary and forwarded to all of the members of the Board of Directors (or its independent directors, if so addressed) unless the stockholder directs otherwise.

     - A Stockholder may request written acknowledgement of the receipt of his or her correspondence, which will be provided by the Secretary or, in the case of correspondence marked "Confidential", by the individual director or Committee Chair to whom it is addressed.

                                 ANNUAL REPORT

     A COPY OF THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST. REQUESTS SHOULD BE ADDRESSED TO: TRANSACT TECHNOLOGIES INCORPORATED, STOCKHOLDER RELATIONS DEPARTMENT, 7 LASER LANE, WALLINGFORD, CONNECTICUT 06492.

                                    GENERAL

     The accompanying proxy will be voted as specified thereon. Unless otherwise specified, proxies will be voted for the director nominated by the Board of Directors and for ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for 2004. As of the date of this Proxy Statement, the Board of Directors is not aware of any matter which is to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of the stockholders arise at the Annual Meeting, the proxies confer upon the persons named in the accompanying proxy the authority to vote in respect of any such other matter in accordance with the recommendation of the Board of Directors.

     A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to the Company, as follows:
TransAct Technologies Incorporated, 7 Laser Lane, Wallingford, Connecticut 06492, Attention: Secretary. A proxy appointment will not be revoked by death or supervening incapacity of the stockholder executing the proxy unless, before the shares are voted, notice of such death or incapacity is filed with the Company's Secretary or other person responsible for tabulating votes on behalf of the Company.

     The cost of preparing, assembling and mailing this proxy material will be borne by the Company. The Company may solicit proxies otherwise than by use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company will also request persons, firms and corporations holding shares in their names, or owned by others, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

     STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION IS APPRECIATED.

April 23, 2004

                                                                      APPENDIX A

                       TRANSACT TECHNOLOGIES INCORPORATED

                            AUDIT COMMITTEE CHARTER

INTRODUCTION

     The Board of Directors of TransAct Technologies Incorporated (the "Company") has adopted this charter for its Audit Committee (the "Committee"). This charter is intended to supplement the provisions in the Company's By-Laws pertaining to the Committee.

COMMITTEE COMPOSITION

  Number and Qualifications

     The Committee shall have at least three members. Each director who serves on the Committee must be affirmatively determined by the Company's Board of Directors to satisfy the requirements established by the Company's By-Laws and Corporate Governance Principles, as well as by The Nasdaq Stock Market, to be considered an "independent" member of the Board. The Board of Directors must determine that each member of the Committee satisfies the requirements governing independence of audit committee members established by the Securities and Exchange Commission (the "SEC"), including those set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. No member of the Committee may have participated in the preparation of the financial statements of the Company or any of the Company's current subsidiaries at any time during the past three years.

     The Board must determine that each member of the Committee is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. The Board must also determine that at least one member of the Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). In addition, at least one member of the Committee should satisfy the criteria to be an "audit committee financial expert" under the rules and regulations of the SEC, as those criteria are interpreted by the Board.

  Appointment

     The Board of Directors, upon the recommendation of the Compensation and Corporate Governance Committee, shall elect the Chair and other members of the Committee on an annual basis, generally at the first meeting of the Board of Directors following the Company's annual stockholders meeting.

  Rotation and Removal

     The Committee Chair shall be rotated periodically. To assure familiarity with the issues facing the Committee, a member of the Committee generally should have served at least one year on the Committee prior to becoming its Chair. The Board of Directors may, pursuant to the By-Laws, remove a member of the Committee, or replace the Chair, provided that the Board must, at all times, assure that the Committee will have a Chair and sufficient members to satisfy the requirements set forth above relating to the number and qualifications of Committee members.

PURPOSE

     The Committee's purpose is to assist the Board in fulfilling its responsibilities to oversee the quality and integrity of the Company's financial statements and accounting practices, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditor. In addition, the Committee shall produce the Committee's report to be included in the Company's annual proxy statement.

RESPONSIBILITIES

     While the fundamental responsibility for the Company's financial statements rests with management and its independent auditor, and while the internal auditor and independent auditor are responsible for conducting audits, the Committee shall have the following authority and responsibilities:

  Independent Auditor

- Appointment and Oversight. The Committee is directly responsible for the appointment, compensation, retention and oversight of any registered accounting firm engaged for the purpose of preparing or issuing an audit report and performing other audit, review or attest services for the Company (the "Independent Auditor"). The Independent Auditor shall report directly to the Committee. The Committee shall have a clear understanding with the Independent Auditor that the firm is ultimately accountable to the Committee, as the stockholders' representative.

- Evaluation. The Committee shall, at least annually (including at the time it appoints the Independent Auditor), evaluate the Independent Auditor's qualifications, performance and independence. This evaluation shall include the review and evaluation of the lead partner of the Independent Auditor. In making its evaluation, the Committee shall take into account the opinions of management and the Corporation's internal auditor. The Committee shall report its findings to the Board.

- Annual Report on Quality Control and Independence. The Committee shall receive and review, at least annually, a report from the Independent Auditor relating to the firm's independence and the quality of its internal controls. This report shall describe (i) the Independent Auditor's internal quality-control procedures, (ii) any material issues raised by the most recent peer review or internal quality-control review of the firm, (iii) any material issues raised by any governmental or professional authority in any inquiry or investigation, within the preceding five years, regarding any independent audit carried out by the firm, and (iv) any steps taken to deal with any issues raised in connection with clauses (ii) and (iii) above. Further, to assist the Committee in assessing the firm's independence, the report shall describe all relationships between the Independent Auditor and the Company (including any significant fees for any anticipated non-audit services), including those required by Independence Standards Board Standard No. 1, Independence Discussions with Committees. The Committee shall present its conclusions with respect to the independence of the Independent Auditor to the Board.

- Firm and Partner Rotation. The Committee shall consider, at least annually, whether the Company should have a policy requiring a regular rotation of the Independent Auditor and report its findings to the Board. The Committee shall also establish a policy regarding the rotation of the lead partner and concurring and reviewing partners in accordance with applicable SEC regulations.

- Hiring Policy. The Committee shall establish a policy regarding the Company's hiring of current or former employees of the Independent Auditor.

- Independent Auditor Plan. The Committee shall review with the Independent Auditor and management the plan and scope of the Independent Auditor's proposed annual financial audit and quarterly reviews, including the procedures to be utilized and the Independent Auditor's compensation.

  The Committee or subcommittee thereof shall also pre-approve all audit, non-audit and any other services to be provided by the Independent Auditor in accordance with such policies as may, from time to time, be adopted by the Committee.

- Audit Reports and Reviews. The Committee shall, in consultation with management and the Independent Auditor, review the results of the annual financial audit and limited quarterly reviews of the Company's financial statements, significant findings thereof, and any other matters required to be communicated by the Independent Auditor under Generally Accepted Auditing Standards, including, if applicable, the Indepen-dent Auditor's summary of any significant accounting, auditing and internal control issues, along with questions, comments and recommendations and management's corrective action plans, if applicable (i.e., the management or internal control letter ). In conjunction with its annual audit and its limited quarterly reviews of the Company's financial statements, the Independent Auditor will review with the Committee any problems or difficulties the Independent Auditor encountered in the course of its work, including any restrictions on the scope of the firm's activities, its access to information, or any significant disagreements with management and management's responses to such matters. Management shall notify the Committee when it seeks a second opinion on a significant accounting issue. The Committee shall be responsible for the resolution of any disagreements between management and the Independent Auditor regarding financial reporting.

  Internal Audit

- Internal Auditor. The Company's internal audit function may be managed by an internal auditor, who shall report directly to the Committee or in such other manner as the Committee shall deem appropriate. The Committee shall have the sole authority to hire and terminate any internal auditor. An internal auditor may report, solely for administrative purposes, to the Chief Financial Officer.

- Internal Audit Reports. The Committee shall receive regular reports from the internal auditor or other party responsible for the performance of the internal audit function regarding the results of the internal audits. The Committee shall also discuss with the internal auditor or such other party, at least annually, the responsibilities, budget and staffing of the Company's internal audit function.

  Financial Statements

- Form 10-K. The Committee shall review, in consultation with management and the Independent Auditor, the Company's annual financial statements, the Independent Auditor's report, and the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") to be contained in the annual report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K) prior to the filing of the Form 10-K with the SEC. The Committee shall be responsible for providing the Board with a recommendation as to the inclusion of the Corporation's financial statements in the Form 10-K.

- Form 10-Q. The Committee shall review, in consultation with management and the Independent Auditor, the Corporation's interim financial statements and, prior to filing each of the Company's quarterly reports on Form 10-Q with the SEC, discuss the results of the period covered by the Form 10-Q.

- Scope of Review. In reviewing the Company's Forms 10-Q and 10-K, the Committee shall review with management and the Independent Auditor:

     - the certifications required to be made by management in relation to the filings, including regarding any significant deficiencies or weaknesses in the design or operation of the Company's internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Company's system of internal control;

     - major issues regarding the presentation of, and the clarity of the disclosure in, the Company's financial statements;

     - major issues regarding the Company's accounting principles, including (i) significant changes in the Company's selection or application of its accounting principles, (ii) material questions of choice with respect to the appropriate accounting principles and practices used and to be used in the preparation of the Company's financial statements, including judgments about the quality, not just acceptability, of accounting principles, and (iii) the reasonableness of those significant judgments;

     - significant regulatory and accounting initiatives, including material changes in, or adoptions of, accounting principles and disclosure practices and standards;

     - the effect of off-balance sheet structures on the Company's financial statements;

     - any analyses prepared by management or the Independent Auditor regarding the foregoing matters; and

     - other communications regarding the results of the Independent Auditor's audit or review, including any other matters required to be communicated to the Committee by the Independent Auditor under Generally Accepted Auditing Standards.

  Earnings Releases and Guidance

- Review of Releases. The Committee (or Committee Chair) shall discuss with management and the Independent Auditor each of the Corporation's earnings releases prior to its issuance.

- Periodic Review. In addition, the Committee shall periodically review and discuss with management and the Independent Auditor the type of presentation and information to be included in the Company's earnings press releases (including, but not limited to, the use of "pro forma" and "adjusted non-GAAP information"), and earnings guidance provided to analysts and rating agencies.

  Finance Matters

- Review of Financial Structure. The Committee shall review and make recommendations to the Board concerning the financial structure, condition and strategy of the Company, including with respect to annual budgets, long-term financial plans, corporate borrowings, investments, capital expenditures, long-term commitments, and the issuance and repurchase of stock.

- Approval of Other Matters. The Committee shall also have the authority to approve certain transactions and other matters that are consistent with guidelines that may be established from time to time by the Board, including related party transactions involving directors and executive officers of the Company.

  Compliance, Internal Controls & Risk Management

- Compliance Program. The Committee shall be responsible for reviewing and recommending the Company's Standards of Business Conduct for approval by the Board. The Committee shall oversee the Company's compliance program and receive regular reports from management on any significant compliance findings and recommendations. The Committee shall also establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters; and
  (ii) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

- Regulatory Action and Investigations. Unless otherwise determined by the Board, the Committee (i) shall have the authority to oversee the Company's response to regulatory actions, including investigations, involving financial, accounting and internal control matters, and (ii) may investigate any matter within the scope of its responsibilities that it determines appropriate.

- Internal Control. The Committee shall review major issues as to the adequacy of the Company's internal controls and any audit steps taken in light of material control deficiencies.

- Risk Assessment. The Committee shall discuss the Company's major financial and other risk exposures and the steps that management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. In fulfilling this responsibility, the Committee shall receive a report from management at least annually regarding the manner in which the Company is assessing and managing the Company's exposure to financial and other risks.

COMMITTEE OPERATIONS

  Meeting Schedule

     The Committee shall approve its schedule of meetings and shall meet at least four times a year. The Committee may also hold additional meetings at the direction of the Chairman of the Board or at the request of any Committee member. The Committee may meet in person or by telephone conference call, and may act by unanimous written consent.

  Agenda and Materials

     The Committee Chair shall approve the agenda for the meetings and any member may suggest items for the Committee's consideration. Briefing materials shall be provided to the Committee as far in advance of a meeting as practicable.

  Attendance at Meetings

     The Committee, in the discretion of its Chair, may invite members of management to attend the Committee's meetings. All independent directors who are not Committee members shall be invited to attend Committee meetings, provided that (i) the Committee shall meet without such other directors during executive session, (ii) the Committee Chair may ask non-Committee members to leave the meeting at any time, and (iii) such non-Committee members may not vote on any actions considered by the Committee.

  Executive Sessions

     The Committee shall hold an executive session at each regularly scheduled meeting. As part of these executive sessions, the Committee shall meet separately and privately with each of the following (i) management, (ii) the internal auditor, and (iii) representatives of the Independent Auditor. During at least some portion of each executive session, no non-Committee member of the Board or member of management shall be present.

  Voting

     A majority of the Committee members shall constitute a quorum. Each Committee member shall have one vote and actions at meetings may be approved by a majority of the members present.

  Delegation

     Except as otherwise prohibited by law or the Company's Certificate of Incorporation or By-Laws, the Committee may delegate any or all of its responsibilities to a subcommittee of the Committee.

  Reporting to the Board

     At the Board of Directors meeting following each Committee meeting, the Committee Chair (or the Chair's designee) shall report to the full Board on the Committee's actions.

  Committee Resources

     To assist the Committee in fulfilling its responsibilities, (i) each Committee member shall have full access to any member of management, the internal auditor and the Independent Auditor, and (ii) the Committee may retain such independent consultants, counsel and other advisors as it determines necessary to carry out its duties. The Committee will have sole authority and responsibility for hiring, approving the fees and retention terms for, and terminating the services of, such advisors.

     The Company will provide appropriate funding, as determined by the Committee, for payment of the fees of the Independent Auditor, the administrative expenses of the Committee, and any advisors that the Committee may employ in carrying out its duties.

  Performance Evaluation

     The Committee shall conduct a periodic self-evaluation of its performance within the framework established by the Compensation and Corporate Governance Committee. The evaluation shall address subjects including the Committee's composition, responsibilities, structure, processes and effectiveness. As part of this evaluation, the Committee shall also review the Committee's charter. The Committee shall make recommendations to management, the Compensation and Corporate Governance Committee and the full Board based on its performance evaluation as appropriate.

                     TRANSACT TECHNOLOGIES INCORPORATED
                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD WEDNESDAY, MAY 26, 2004

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                     TRANSACT TECHNOLOGIES INCORPORATED

The undersigned stockholder of TransAct Technologies Incorporated (the "Company") does hereby nominate, constitute and appoint Bart C. Shuldman and Richard L. Cote, or either of them, with full power to act alone, my true and lawful attorney with full power of substitution, for me and in my name, place and stead to vote all of the shares of Common Stock of the Company standing in my name on its books on April 16, 2004, at the Annual Meeting of its stockholders to be held at The Century Club, 7 W. 43rd Street, New York, New York 10036 on Wednesday, May 26, 2004 at 11:30 a.m., or at any adjournment thereof, with all powers the undersigned would possess if personally present as follows:

                       (TO BE SIGNED ON REVERSE SIDE)

                      PLEASE SIGN, DATE AND MAIL YOUR
                    PROXY CARD BACK AS SOON AS POSSIBLE!

                       ANNUAL MEETING OF STOCKHOLDERS
                     TRANSACT TECHNOLOGIES INCORPORATED

                                MAY 26, 2004

[X] Please mark your votes as in this example.

                                   FOR    WITHHELD


1. ELECTION OF                     [ ]       [ ]      Nominee: Graham Y. Tanaka
   DIRECTOR

                                   FOR    AGAINST  ABSTAIN

2. RATIFICATION OF SELECTION       [ ]       [ ]     [ ]
   OF PRICEWATERHOUSECOOPERS LLP
   AS INDEPENDENT AUDITORS
   FOR 2004

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED ON BEHALF OF THE UNDERSIGNED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

SIGNATURE                             DATE                  , 2004
          ---------------------------      -----------------

SIGNATURE                             DATE                  , 2004
          ---------------------------      -----------------
          (SIGNATURE IF HELD JOINTLY)

        NOTE: Please sign exactly as name appears on the mailing label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, please sign the full corporate name by president or other authorized officer. If signing on behalf of a partnership, please sign the partnership name by authorized person.

                    FOR HOLDERS OF PREFERRED STOCK ONLY
                     TRANSACT TECHNOLOGIES INCORPORATED
                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD WEDNESDAY, MAY 26, 2004

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                     TRANSACT TECHNOLOGIES INCORPORATED

The undersigned stockholder of TransAct Technologies Incorporated (the "Company") does hereby nominate, constitute and appoint Bart C. Shuldman and Richard L. Cote, or either of them, with full power to act alone, my true and lawful attorney with full power of substitution, for me and in my name, place and stead to vote all of the shares of Preferred Stock of the Company standing in my name on its books on April 16, 2004, at the Annual Meeting of its stockholders to be held at The Century Club, 7 W. 43rd Street, New York, New York 10036 on Wednesday, May 26, 2004 at 11:30 a.m., or at any adjournment thereof, with all powers the undersigned would possess if personally present as follows:



Name of Stockholder:
                        ------------------------


Address of Stockholder:
                        ------------------------

                        ------------------------

                        ------------------------

                        ------------------------

                        ------------------------


Number of Shares:
                        ------------------------

                       (TO BE SIGNED ON REVERSE SIDE)

                    FOR HOLDERS OF PREFERRED STOCK ONLY
                      PLEASE SIGN, DATE AND MAIL YOUR
                    PROXY CARD BACK AS SOON AS POSSIBLE!

                       ANNUAL MEETING OF STOCKHOLDERS
                     TRANSACT TECHNOLOGIES INCORPORATED

                                MAY 26, 2004

[X] Please mark your votes as in this example.

                                   FOR    WITHHELD

1. ELECTION OF                     [ ]       [ ]   Nominee: Graham Y. Tanaka
   DIRECTOR


                                   FOR    AGAINST  ABSTAIN

2. RATIFICATION OF SELECTION       [ ]       [ ]     [ ]
   OF PRICEWATERHOUSECOOPERS LLP
   AS INDEPENDENT AUDITORS
   FOR 2004

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED ON BEHALF OF THE UNDERSIGNED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

SIGNATURE                             DATE                  , 2004
          ---------------------------      -----------------

SIGNATURE                             DATE                  , 2004
          ---------------------------      -----------------
          (SIGNATURE IF HELD JOINTLY)

        NOTE: Please sign exactly as name appears on the mailing label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, please sign the full corporate name by president or other authorized officer. If signing on behalf of a partnership, please sign the partnership name by authorized person.